SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             December 19, 2002
______________________________________________________________________________
                    (Date of earliest event reported)


                             CFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


         Delaware                    0-24611                    35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                   46321
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                               (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events
          ------------

     On December 19, 2002, CFS Bancorp, Inc. (the "Company") announced that the Board of Directors had declared a quarterly cash dividend on December 16, 2002 at the rate of $0.10 per share, payable on January 31, 2003 to stockholders of record on January 10, 2003.

     For additional information, reference is made to the press release of the Company, dated December 19, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated December 19, 2002



















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CFS BANCORP, INC.



                                   By:  /s/ John T. Stephens
                                        --------------------
                                   Name:  John T. Stephens
                                   Title: Executive Vice President and Chief
                                           Financial Officer

Date: December 20, 2002






















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